Pax World International Fund (the "International Fund"), Pax World Growth
Fund, and Pax World Global Environmental Markets Fund, each a series of

Pax World Funds Series Trust I ("Trust I"),

and

Pax MSCI EAFE ESG Index ETF ("EAPS"), a series of

Pax World Funds Trust II ("Trust II")

Supplement Dated December 12, 2013
to the
Prospectuses
Dated May 1, 2013
and the
Statement of Additional Information of Trust I
Dated May 1, 2013

1. On December 5, 2013, the Trustees of each of Pax World Funds Series Trust I and Pax World Funds Trust II approved the merger of each of the International Fund and EAPS into Pax World International ESG Index Fund (the "New International Fund"), a newly-formed series of Pax World Funds Series Trust I that will seek investment returns, before fees and expenses, that closely correspond to the price and yield performance of the MSCI EAFE ESG Index, and will otherwise have the same investment objective, policies and restrictions as EAPS, but will be a "traditional" open-end mutual fund, rather than an exchange-traded fund (an "ETF"). In connection with these approvals, the Trustees also approved an amendment to the contractual agreement of Pax World Management LLC ("PWM") to reimburse certain operating expenses of the International Fund to exclude therefrom expenses associated with the proposed mergers. Each merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about the New International Fund and the definitive terms of each of the proposed mergers will be included in a proxy/information statement/prospectus. Each of the mergers is subject to certain conditions, including approval by shareholders of the International Fund. It is currently anticipated that a proxy/information statement/prospectus regarding the mergers will be distributed to shareholders of the International Fund and EAPS in early 2014, and that a meeting of shareholders to consider the mergers will be held in the first quarter of 2014.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of any proxy. For information regarding the New International Fund, or to receive a free copy of a proxy/information statement/prospectus relating to a proposed merger once a registration statement relating to the proposed merger has been filed with the Securities and Exchange Commission (SEC) and becomes effective, please call the proxy solicitor or visit its website. The telephone number and website for the proxy solicitor may be obtained, when available, by visiting www.paxworld.com. The proxy/information statement/prospectus (when available) will contain important information about fund objectives, strategies, fees, expenses and risk considerations. The proxy/information statement/prospectus will also be available for free on the SEC's website (www.sec.gov). Please read the proxy/information statement/prospectus carefully before making any decision to invest or when considering a merger proposal.

2. Effective December 12, 2013, the Russell 1000 Growth Index will replace the Russell 3000 Growth Index as the primary benchmark for Pax World Growth Fund (the "Fund") because PWM believes the Russell 1000 Growth Index is a more appropriate representation of the universe of securities in which the Fund may invest.

The table under the subsection "Average Annual Total Returns" in the section "Performance Information" with respect to the Fund is deleted in its entirety and replaced with the following:

Share Class	1 Year	5 Years	10 Years
Individual Investor Class[1]
Return Before Taxes	13.08%	1.92%	7.96%
Return After Taxes	12.97%	1.85%	7.70%
Return After Taxes and Distributions	8.48%	1.63%	7.01%
Class A1,2
Return Before Taxes	6.83%	0.78%	7.36%
Institutional Class[1,3]
Return Before Taxes	13.35%	2.16%	8.10%
Class R1,4
Return Before Taxes	12.80%	1.69%	7.83%
Russell 1000 Growth Index[5,8]	15.26%	3.12%	7.52%
Russell 3000 Growth Index[6,8]	15.21%	3.15%	7.69%
Lipper Multi-Cap Growth Funds Index[7,8]	15.88%	1.41%	8.06%

1The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

3Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional

Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

4Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Class A shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

5The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies, as measured by market capitalization.

6The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

7The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

8Unlike the Growth Fund, the Russell 1000 Growth Index, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes.

3. Effective September 18, 2013, the Prospectus of Pax World Global Environmental Markets Fund and the Statement of Additional Information of Trust I are amended as follows:

The first paragraph on page 47 of the Prospectus is deleted and replaced with the following:

The Global Environmental Markets Fund's investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry.

The first sentence of the second full paragraph on page 49 of the Prospectus is deleted and replaced with the following:

The Global Environmental Markets Fund invests in environmental markets—companies whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry.

The last sentence of the second paragraph on page 67 of the Prospectus is deleted and replaced with the following:

The Global Environmental Markets Fund invests in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry.

The second sentence of the last paragraph on page 68 of the Prospectus is deleted and replaced with the following:

In this regard, the Fund invests in companies whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry.

The last full paragraph on page 73 of the Prospectus is deleted and replaced with the following:

The Global Environmental Markets Fund, in addition to applying Pax World's customary sustainability or ESG criteria, has a particular focus on environmental markets—investing in companies whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry.

The first sentence of the sixth paragraph under the heading "Investment Philosophy" on page 4 of the Statement of Additional Information is deleted and replaced with the following:

The Global Environmental Markets Fund, in addition to applying Pax World's customary sustainability or ESG criteria, has a particular focus on environmental markets—investing in companies whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry.

4. Effective August 1, 2013, the Prospectus of Pax World Global Environmental Markets Fund is amended, as follows:

The following sentence is added to the fourth full paragraph on page 49, in the subsection of the Prospectus titled "Principal Investment Strategies" in the section captioned "Pax World Global Environmental Markets Fund:"

In addition, the Fund strives to be fossil fuel-free (avoiding investing in companies that the Adviser determines are significantly involved in the extraction and/or refining of fossil fuels) and carbon neutral (through carbon offsets acquired by the Adviser and other measures), as determined by an independent evaluator.

The next paragraph, which begins on page 49 and carries over to page 50, is deleted in its entirety and replaced with the following:

The Global Environmental Markets Fund avoids investing in companies that the Adviser determines are significantly involved in the extraction and/or refining of fossil fuels (coal, oil and gas), in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

On page 68, the two paragraphs under the subsection titled "Sustainable Investing" in the section captioned "Pax World Global Environmental Markets Fund" are deleted in their entirety and replaced with the following:

The Global Environmental Markets Fund seeks to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards, with a particular emphasis on environmental markets. The Global Environmental Markets Fund avoids investing in companies that its investment adviser determines are significantly involved the extraction and/or refining of fossil fuels (coal, oil and gas) ("fossil fuel companies"), in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices. Please see "Sustainable Investing" below.

The Global Environmental Markets Fund seeks to invest in companies with positive overall environmental performance and whose products or services help other companies and societies improve their environmental performance. In this regard, the Fund invests in companies whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; and environmental support services and waste management technologies. The Fund avoids investing in companies with significant environmental problems or worsening environmental profiles, and applies avoidance criteria on environmental issues identical to those of the other Pax World Funds. The Fund also avoids investing in fossil fuel companies and strives to be carbon neutral through carbon offsets and other measures.

The following sentence is added to the sixth paragraph in the section of the Prospectus titled "Sustainable Investing:"

The Fund strives to be fossil fuel-free and carbon neutral.

Shareholders should retain this Supplement for future reference.